UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 20, 2020

CERENCE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39030	83-4177087
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS employer Identification No.)

15 Wayside Road Burlington, Massachusetts		01803
(Address of principal executive offices)		(Zip Code)

(781) 565-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CRNC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On February 20, 2020, at the Company’s Annual Meeting, the shareholders cast their votes on two proposals as follows:

Proposal 1: To elect two members of the Company’s Board of Directors:

Director Nominee	For	Against/Withheld	Broker Non-Vote
Thomas Beaudoin	21,125,040	6,410,246	4,395,102
Marianne Budnik	26,465,090	1,070,196	4,395,102

Proposal 2: To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2020:

For	Against	Withheld	Broker Non-Vote
31,897,501	22,458	10,428	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CERENCE INC.

By:	/s/ Leanne Fitzgerald
	Name:	Leanne Fitzgerald
	Title:	General Counsel and Secretary

Dated: February 21, 2020